UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

BLACKHAWK NETWORK HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

001-35882	43-2099257
(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA 94588
(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code): (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On February 27, 2015, Blackhawk Network Holdings, Inc. (the “Company”) issued a press release providing additional details on 2015 guidance, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), nor shall such information be deemed to incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated February 27, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK NETWORK HOLDINGS, INC.

Date: March 2, 2015	By:	/s/ David E. Durant
	Name:	David E. Durant
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 27, 2015